[AMERICAN BEACON FUNDS LOGO]

                              MONEY MARKET FUND
     Supplement dated April 14, 2009 to the Prospectuses dated March 1, 2009

Institutional Class       Cash Management Class          Investor Class
 As Supplemented                                        As Supplemented
on March 17, 2009                                      on March 31, 2009

                     U.S. GOVERNMENT MONEY MARKET FUND
     Supplement dated April 14, 2009 to the Prospectuses dated March 1, 2009

           Cash Management Class                 Investor Class
                                                As Supplemented
                                               on March 31, 2009
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   The American Beacon Funds' Board of Trustees recently approved closing the
Money Market Fund and the U.S. Government Money Market Fund. These Funds were closed to new investors effective April 1, 2009. The Funds are expected to be liquidated and terminated on or about May 15, 2009 and all references to the Money Market Fund and the U.S. Government Money Market Fund in their respective Prospectuses and Statements of Additional Information will be deleted at that time.

Institutional Class
-------------------
   The following is inserted as the final paragraph in the section titled "About Your Investment-Purchase and Redemption of Shares-Eligibility:"

     The Money Market Fund closed to new investors on April 1, 2009 and is expected to be liquidated and terminated on or about May 15, 2009. Until on or about May 15, 2009, the Fund will continue to accept additional investments (including reinvestments of dividends and capital gain distributions) from:
(1) shareholders of the Fund who had open accounts as of April 1, 2009;
(2) participants in most qualified retirement plans if the Fund was designated as an investment option as of April 1, 2009; and (3) existing accounts managed on a discretionary basis by registered investment advisors that included the Fund in their discretionary account program as of April 1, 2009. Investors through financial intermediaries who did not have a funded position through the intermediary by April 1, 2009 will not be allowed to establish a new position after that date.

Cash Management and Investor Classes
------------------------------------
   The following is inserted as the final paragraph in the section titled "About Your Investment - Purchase and Redemption of Shares - Eligibility:"

     The Money Market Fund and the U.S. Government Money Market Fund closed to new investors on April 1, 2009 and are expected to be liquidated and terminated on or about May 15, 2009. Until on or about May 15, 2009, the Funds will continue to accept additional investments (including reinvestments of dividends and capital gain distributions) from: (1) shareholders of the Funds who had open accounts as of April 1, 2009; (2) participants in most qualified retirement plans if the Funds were designated as an investment option as of April 1, 2009; and (3) existing accounts managed on a discretionary basis by registered investment advisors that included the Funds in their discretionary account program as of April 1, 2009. Investors through financial intermediaries who did not have a funded position through the intermediary by April 1, 2009 will not be allowed to establish a new position after that date.